UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 20, 2016

DAVITA HEALTHCARE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to Vote of Security Holders.

On June 20, 2016, the Company held its annual meeting of stockholders in Denver, Colorado. Represented in person or by proxy at the annual meeting were 173,243,708 shares of the Company’s common stock, or 83.88% of its outstanding shares of common stock. The results of matters submitted to a stockholder vote at the annual meeting are as follows:

Item 1. Election of Directors.

Ten board nominees for director were elected by a majority of the votes cast for a term of one year or until their successors are duly elected and qualified. The voting results are as follows:

Name of Nominee	For	Against	Abstain	Broker non-votes
Pamela M. Arway	157,836,914	2,334,626	62,437	13,009,731
Charles G. Berg	159,285,174	878,394	70,409	13,009,731
Carol Anthony (“John”) Davidson	159,334,354	835,115	64,508	13,009,731
Barbara J. Desoer	160,019,804	149,000	65,173	13,009,731
Paul J. Diaz	157,520,465	2,650,699	62,813	13,009,731
Peter T. Grauer	155,378,319	4,790,985	64,673	13,009,731
John M. Nehra	157,772,868	2,395,885	65,224	13,009,731
William L. Roper	158,311,566	1,856,413	65,998	13,009,731
Kent J. Thiry	154,869,501	4,744,737	619,739	13,009,731
Roger J. Valine	156,757,895	3,403,976	72,106	13,009,731

Item 2. Ratification of appointment of independent registered public accounting firm.

The stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2016. The voting results are as follows:

For	Against	Abstain
171,881,227	1,292,094	70,387

Item 3. Advisory vote on executive compensation.

The proposal received the vote of a majority of the shares represented and entitled to vote at the meeting. The voting results are as follows:

For	Against	Abstain	Broker non-votes
137,966,037	22,007,013	260,927	13,009,731

Item 4. Amendments to Bylaws to adopt proxy access.

The proposal received the vote of a majority of the shares represented and entitled to vote at the meeting. The voting results are as follows:

For	Against	Abstain	Broker non-votes
156,040,671	4,120,724	72,582	13,009,731

Item 5. Amendment to the Employee Stock Purchase Plan to increase the number of shares available by 7,500,000 shares.

The proposal received the vote of a majority of the shares represented and entitled to vote at the meeting. The voting results are as follows:

For	Against	Abstain	Broker non-votes
158,429,002	1,191,839	613,136	13,009,731

Item 6. Stockholder proposal regarding action by written consent.

The proposal received the vote of less than a majority of the shares represented and entitled to vote at the meeting. The voting results are as follows:

For	Against	Abstain	Broker non-votes
22,433,910	137,000,186	799,881	13,009,731

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA HEALTHCARE PARTNERS INC.

Date: June 24, 2016	By:	/s/ Martha Ha
Martha Ha
Corporate Secretary